UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2025

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into A Material Definitive Agreement
On September 30, 2025, Cardinal Health Funding, LLC (“Funding”), a receivables financing subsidiary of Griffin Capital, LLC (“Griffin Capital”), Cardinal Health 23 Funding, LLC (“CH-23 Funding”), a receivables financing subsidiary of Cardinal Health 23, LLC (“CH-23”), Griffin Capital, a receivables financing indirect subsidiary of Cardinal Health, Inc. (the “Company”), as original servicer, CH-23, a receivables financing indirect subsidiary of the Company, as servicer, Wells Fargo Bank, N.A. (“WF”), Liberty Street Funding LLC (“Liberty Street”), The Bank of Nova Scotia (“BNS”), PNC Bank, National Association (“PNC”), Bank of America, National Association (“BofA”), Victory Receivables Corporation (“Victory”) and MUFG Bank, LTD (“MUFG”) entered into a First Amendment (the “Amendment”) to the Fifth Amended and Restated Receivables Purchase Agreement dated September 1, 2023.
The principal purpose of the Amendment is to extend the term of the facility to September 28, 2028. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description is qualified by reference to the full text of the Amendment and Restatement.
From time to time, the financial institutions that are parties to the Amendment or their affiliates have performed, and may in the future perform, various commercial banking, investment banking or other financial advisory services for the Company and its affiliates for which they receive customary fees and expenses. For example, WF and BofA serve as dealers under the Company’s commercial paper program and MUFG, BNS, WF, PNC and BofA or their affiliates currently act as members of the lending syndicate under the Company’s $2.0 billion revolving credit facility.
Item 9.01: Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	First Amendment, dated September 30, 2025, to the Fifth Amended and Restated Receivables Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	October 3, 2025	By:	/s/ AARON E. ALT
Aaron E. Alt
Chief Financial Officer

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